Exhibit 13.1

WEBULL CORPORATION

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Anquan Wang, Chairman of the Board of Directors and Chief Executive Officer of Webull Corporation (the “Company”), hereby certify pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge

1.	the Company’s Annual Report on Form 20-F for the year ended December 31, 2024, to which this statement is furnished as an exhibit (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 25, 2025	/s/ Anquan Wang
Anquan Wang Chairman of the Board of Directors and Chief Executive Officer